Funds

Semi-Annual Report

June 30, 2007

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	15

Director/Trustee and Officer Information	16

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com and (3) on the SEC website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Dear Shareholder,

So far, it has been a volatile year in the markets. In February, we saw an unprecedented, single-day freefall in Chinese stocks that sent tremors throughout global markets. Closer to home, we witnessed a downturn in the U.S. sub-prime mortgage industry that continues to impact fixed income investments as well as real estate and equity markets worldwide.

When friends and colleagues in the industry voice concerns about the market's recent volatility, I remind them that such ongoing events are fairly normal and that they underscore the importance of a well-diversified investment strategy. Studies have shown that an investment strategy allocated across a diverse group of asset classes and investment sectors can help provide an investor with solid footing for the long-term despite the short-term commotions.

We at ING Funds remain committed to providing our clients with a diverse and comprehensive line-up of innovative investment products — all designed to offer solutions to your investment needs. Whatever your investing goals, we look forward to continuing to serve you.

Shaun Mathews
President
ING Funds
August 10, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2007

Investors will remember early 2007 for the well-anticipated shocks and corrections that finally struck. But global equities markets soon recovered their poise and provided good gains through May 2007 before some nervousness returned in June 2007. For the six months ended June 30, 2007, the Morgan Stanley Capital International World IndexSM(1) ("MSCI World Index") measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) added 8.2%. In currencies, the dollar's early strides were retraced on the (perceived) certainty that European interest rates were on the way up, while those in the U.S. were not. The euro made a new closing high and the pound reached the best level in 25 years against the dollar. The yen however buckled under the "carry trade", in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. For the six months ended June 30, 2007, the dollar fell 2.5% against the euro and the pound, but gained 3.5% on the yen.

U.S. markets entered 2007 against a backdrop of a stable federal funds rate since June 2007. A slowing economy dragged by a slumping housing market seemed to be on the rebound in December 2006. The early reports in 2007 sustained this view, with unexpectedly strong employment, retail sales and confidence readings, as well as robust increases in housing starts and pending home sales. The first estimate of fourth quarter gross domestic product ("GDP") growth was an impressive 3.5%.

But from February 2007, it soon became apparent that the improvement in housing figures only reflected the mild weather of early winter. New starts, sales and prices were now falling. GDP growth was sharply revised down to 2.5%. To make matters worse, the country's largest sub-prime mortgage lenders were reporting major losses.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies generally.

The housing gloom continued into the second quarter. Foreclosures in May 2007 were 90% higher than one year earlier. Existing housing prices fell in the first quarter year over year for the first time since 1991. The sub-prime dragon reared its head again in June 2007 when the investment bank, Bear Stearns, had to rescue two of its hedge funds in distress over holdings in mortgage bonds. The effect on GDP was clear. Growth in the latest quarter was finalized at just 0.69% annualized, the lowest since 2003.

Yet the feeling persisted that while the sub-prime debacle was serious, the chance of it tripping the economy into recession was remote. Unemployment remained light at 4.5%. The consumer was still spending, although as June ended high gasoline prices were weighing on consumer confidence. And the chances of a rate cut had all but vanished as the Federal Open Market Committee ("FOMC") in leaving the federal funds rate at 5.25%, made it clear that "...a sustained moderation in inflation pressures has yet to be convincingly demonstrated."

In U.S. fixed income markets the yield curve became steeper, with the yield on the ten-year Treasury Note making a five-year high before slipping to 5.03%, up 32 basis points (0.32%) for the six months ended June 30, 2007, while that on the three-month Bill fell 22 basis points (0.22%) to 4.67%. This surely reflected the confidence-shaking events of February 2007, as well as the FOMC's somewhat curious removal of its tightening bias on March 21, 2007, while still citing inflation as the predominant concern. For the six months ended June 30, 2007, the Lehman Brothers® Aggregate Bond Index(2) ("LBAB") of investment grade bonds returned just 98 basis points (0.98%).

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price Index(3) ("S&P 500® Index") including dividends, rose 7.0%, finally breaching its March 2000 record. Investors might have been depressed in anticipation of the first quarter in fifteen with less than double-digit year-over-year percentage profits growth for companies that make up the S&P 500® index. But the earnings growth rate of 8.6% that emerged was much better than had been feared. Sentiment was also boosted by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity. By early June 2007 however, nerves were getting frayed as 10-year bond yields pushed through 5% and on the Bear Stearns' news, unlikely to be an isolated case. Led by financials and the interest sensitive utilities sectors, the S&P 500® Index gave back 1.7% in June.

Internationally, the MSCI Japan® Index(4) rose 6.6% for the six month ended June 30, 2007, amid the usual contradictory mix of economic statistics. GDP growth held up well after the fastest quarterly expansion in three years. Unemployment remained at a nine-year

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2007

low. But consumer prices and wages started falling again, forcing the Bank of Japan, which raised interest rates in February 2007 to a still wafer-thin 0.5%, to leave them there, keeping the carry trade in business. The MSCI Europe ex UK®(5) surged 11.2% on the basis of high consumer and business confidence, the lowest Eurozone unemployment since records began, the fastest GDP growth in years and continuing merger and acquisition activity. But June 2007 saw sentiment tail off somewhat as the ascending euro threatened exports and the European Central Bank raised rates for the eighth time since late 2005. In the UK, a housing boom and robust service sector had raised year over year GDP growth to 3.0% amid buoyant retail sales, confident consumers and record profits for non-financial companies. The MSCI UK® Index(6) advanced 8.1% for the six months ended June 30, 2007, although again slipping in June as home price inflation and retail sales cooled after the Bank of England raised rates to 5.5%, a six-year high.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long-term capital growth and income through investment originally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six months ended June 30, 2007, the Trust provided a total return of 8.59% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 6.96% for the same period.

Portfolio Specifics: The Trust has significant structural over weights in the energy, industrials and materials sectors as well as significant under weights in financials, technology and health care. Overall, this had a strong positive effect on relative performance during the six months, with the exception that the under weight in technology was a disadvantage. Within sectors the stocks held by the Trust generally under performed the sector average. Our holdings within the industrial sector contributed the most to relative returns. Burlington Northern Santa Fe Corp. and Union Pacific Corp. were the best performers in this sector. These railroad companies benefited from improved pricing power and solid demand. The Trust's investment in Honeywell International, Inc. was helped by the company's exposure to strength in the commercial aerospace market. This current cycle could extend out even further once the legacy carriers, both in the U.S. and Europe, re-enter the market and the next generation narrow body plane is introduced. During this period, Honeywell International, Inc.'s performance was also boosted by strong earnings and an announcement of new military contracts. Within energy, ExxonMobil Corp., Marathon Oil Corp. and Chevron Corp. were top performers for the Trust as the whole sector rose due to favor supply demand dynamics. Additionally, underweighting financials also contributed meaningfully to returns as the sector was plagued by sub-prime and credit concerns.

Holdings within the utilities and consumer staples sectors detracted from the Trust's performance. Our utility holdings, such as Ameren Corp., Consolidated Edison, Inc., and NiSource, Inc., declined during the period due to a sharp rise in treasury yields. Within consumer staples, Procter & Gamble Co. was hurt by rising commodity and energy costs as well as recall in its pet-food division. Having no exposure to information technology also weakened relative performance. Performance in the hardware sector was particularly strong due to merger activity, reasonable valuations and new product launches.

Current Strategy and Outlook: We are encouraged by the long term outlook for the Trust given its holding of, in our opinion, quality, well respected leaders in their industries and strong global market positions. These industry leaders comprise a broad range of sectors including basic materials, consumer goods, consumer staples, financial services, health care, industrials, oil and gas, technology, telecommunications and utilities. Sector diversification typically reduces the portfolio's risk as market and economic cycles oscillate over long periods of time. We believe that our blue chip stocks will correlate quite closely with the S&P 500 Index.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other ING Funds.

Top Ten Holdings
as of June 30, 2007

(as a percent of net assets)

ExxonMobil Corp.	19.5%
Burlington Northern Santa Fe Corp.	11.3%
Chevron Corp.	6.9%
General Electric Co.	6.4%
Praxair, Inc.	6.1%
Citigroup, Inc.	5.7%
Marathon Oil Corp.	5.3%
Union Pacific Corp.	5.1%
Procter & Gamble Co.	5.0%
Fortune Brands, Inc.	3.7%

Portfolio holdings are subject to change daily.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustees
ING Corporate Leaders Trust Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Corporate Leaders Trust Fund – Series B, a series of ING Corporate Leaders Trust Fund, as of June 30, 2007, the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and for the year ended December 31, 2006, and the financial highlights for the six-month period then ended and for each of the years in the four-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2002 were audited by other auditors whose report thereon dated February 28, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund – Series B as of June 30, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 29, 2007

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007

ASSETS:
Investments in securities at value (identified cost $246,155,211)	$416,247,455
Cash	20,443,895
Restricted cash (Note 2)	3,189,593
Receivables:
Trust shares sold	1,036,675
Dividends and interest	628,901
Prepaid expenses	20,393
Total assets	441,566,912
LIABILITIES:
Payable for trust shares repurchased	790,125
Distributions payable	3,189,593
Accrued Sponsor's maintenance fees payable	146,022
Payable for custody and accounting fees	15,441
Payable for shareholder reporting expense	37,163
Payable for professional fees	42,171
Payable for transfer agent fees	13,225
Payable for trustee fees	2,609
Other accrued expenses and liabilities	3,943
Total liabilities	4,240,292
NET ASSETS:
Balance applicable to Trust shares at June 30, 2007, equivalent to $22.71 per participation on 19,257,663 participations outstanding	$437,326,620

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007

INVESTMENT INCOME:
Dividends	$4,586,361
Total investment income	4,586,361
EXPENSES:
Sponsor maintenance fees (Note 4)	831,530
Transfer agent fees	81,798
Trustee fees (Note 4)	126
Shareholder reporting expense	26,245
Registration and filing fees	18,899
Professional fees	48,947
Custody and accounting expense (Note 4)	13,756
Miscellaneous expense	1,629
Total expenses	1,022,930
Net investment income	3,563,431
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	11,658,481
Net change in unrealized appreciation or depreciation on investments	19,536,045
Net realized and unrealized gain on investments	31,194,526
Increase in net assets resulting from operations	$34,757,957

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$3,563,431	$7,350,573
Net realized gain on investments	11,658,481	8,797,562
Net change in unrealized appreciation or depreciation on investments	19,536,045	52,410,141
Net increase in net assets resulting from operations	34,757,957	68,558,276
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,499,978)	(7,346,374)
Net realized gains	(9,409,645)	—
Return of capital	(8,286,335)	—
Total distributions	(21,195,958)	(7,346,374)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,785,057	37,536,036
Dividends reinvested	18,006,366	6,228,703
	49,791,423	43,764,739
Cost of shares redeemed	(26,611,642)	(68,358,778)
Net increase (decrease) in net assets resulting from capital share transactions	23,179,781	(24,594,039)
Net increase in net assets	36,741,780	36,617,863
NET ASSETS:
Beginning of period	400,584,840	363,966,977
End of period	$437,326,620	$400,584,840

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each period.

	Six Months Ended June 30,		Year Ended December 31,
	2007		2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$21.97		18.67		17.77		15.47	12.55		14.67
Income (loss) from investment operations:
Net investment income	$0.19	*	0.39	*	0.36	*	0.32	0.32		0.27
Net realized and unrealized gain (loss) on investments	$1.70		3.31		1.44		2.31	2.90		(2.00)
Total income (loss) from investment operations	$1.89		3.70		1.80		2.63	3.22		(1.73)
Less distributions/allocations from:
Net investment income	$0.19		0.40		0.35		0.32	0.30		0.27
Net realized gain (loss)	$0.51		—		0.12		0.01	—		(0.34)
Income and realized gains included in redemptions	$—		—		—		—	—		0.00 **
Tax return of capital	$0.45		—		0.43		—	0.00	**	0.46
Total distributions	$1.15		0.40		0.90		0.33	0.30		0.39
Net asset value, end of period	$22.71		21.97		18.67		17.77	15.47		12.55
Total Return(1)%	8.59		19.98		10.36		17.14	25.93		(11.90)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$437,327		400,585		363,967		304,866	272,063		237,441
Ratios to average net assets:
Expenses (2)%	0.49		0.49		0.50		0.58	0.59		0.63
Net investment income (2)%	1.71		1.97		1.93		2.00	2.28		1.98

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value. Total return for less than one year is not annualized.

(2)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 per share.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2007

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust") is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B of the Trust commenced operations in 1941 as a series of ING Corporate Leaders Trust Fund, which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.  Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short-term securities with 60 days or less to maturity are valued at amortized cost.

B.  Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.

As of June 30, 2007, net unrealized appreciation of portfolio securities was $170,092,244, comprised of unrealized appreciation of $175,200,529 and unrealized depreciation of $5,108,285.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Other. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2007, distributions from net investment income were $3,499,978 equivalent to $0.19 per participation including amounts paid as equalization to redeeming participation holders. For the year ended December 31, 2006, distributions from net investment income were $7,346,374, equivalent to $0.40 per participation.

For the six months ended June 30, 2007, the distributions of net realized gains were $9,409,645, equivalent to $0.51 per participation. For the year ended December 31, 2006, there were no distributions of net realized gains.

For the six months ended June 30, 2007, distributions of tax return of capital were $8,286,335, equivalent to $0.45 per participation. For the year ended December 31, 2006, there were no distributions of tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Bank of New York (the "Trustee") serves as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2007 (CONTINUED)

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES (continued)

services, which aggregated to $13,882 for the six months ended June 30, 2007.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2007, the cost of purchases and proceeds of sales of investment securities were $11,506,894 and $23,442,998, respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2007, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in principal account	$266,845,657
Unrealized appreciation in value of securities	170,092,244
Principal account	436,937,901
Income and distributable fund	388,719
Total net assets	$437,326,620

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Issued on payments from holders	1,402,980	1,883,215
Issued on reinvestment of dividends and distributions	792,883	301,107
Redeemed	(1,171,646)	(3,442,898)
Net increase (decrease)	1,024,217	(1,258,576)

NOTE 8 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Trust has analyzed the tax positions of the Trust. To date, this analysis reflects no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of June 30, 2007, management of the Trust is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2007 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

• Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

• ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

• In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2007 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

• ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

• ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

• The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

• ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

• ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2007 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS
CERTIFICATES, SERIES "B"  AS OF JUNE 30, 2007

	Number of Shares	Cost	Market Value
Common Stock: 95.2%
Chemicals: 11.8%
Dow Chemical Co.	340,267	$11,735,529	$15,046,607
EI DuPont de Nemours & Co.	194,300	10,094,958	9,878,212
Praxair, Inc.	367,800	11,242,318	26,477,922
		33,072,805	51,402,741
Cosmetics/Personal Care: 5.0%
Procter & Gamble Co.	358,500	16,062,052	21,936,615
Diversified Financial Services: 5.7%
Citigroup, Inc.	487,766	17,925,889	25,017,518
Electric: 4.2%
Ameren Corp.	194,300	9,095,477	9,522,643
Consolidated Edison, Inc.	194,300	8,357,683	8,766,816
		17,453,160	18,289,459
Gas: 2.2%
NiSource, Inc.	469,708	11,633,074	9,727,653
Household Products/Wares: 3.8%
ACCO Brands Corp.*	32,735	757,927	754,542
Fortune Brands, Inc.	194,300	10,922,601	16,004,491
		11,680,528	16,759,033
Media: 2.6%
CBS Corp. - Class B	88,500	2,566,810	2,948,820
Comcast Corp. - Class A*	174,183	3,929,500	4,898,026
Viacom - Class B *	88,500	4,017,377	3,684,255
		10,513,687	11,531,101
Miscellaneous Manufacturing: 10.1%
Eastman Kodak Co.	194,300	8,056,980	5,407,369
General Electric Co.	730,100	18,308,998	27,948,228
Honeywell International, Inc.	194,300	7,574,043	10,935,204
		33,940,021	44,290,801
Oil & Gas: 31.8%
Chevron Corp.	359,900	16,019,718	30,317,976
ExxonMobil Corp.	1,017,200	32,404,923	85,322,735
Marathon Oil Corp.	388,600	8,118,746	23,300,456
		56,543,387	138,941,167
Retail: 1.0%
Foot Locker, Inc.	194,300	4,011,755	4,235,740
Telecommunications: 0.5%
AT&T, Inc.	52,697	1,421,317	2,186,926
Transportation: 16.5%
Burlington Northern Santa Fe Corp.	582,042	19,745,761	49,555,056
Union Pacific Corp.	194,300	12,151,775	22,373,645
		31,897,536	71,928,701
Total Investments in Securities: 95.2%		$246,155,211	$416,247,455
Other Assets and Liabilities - Net: 4.8%			21,079,165
Net Assets: 100.0%			$437,326,620

*  Non-income producing security

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon Corporation serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Opportunistic LargeCap Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

Global and International Fixed-Income Fund

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Trustee/Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

PRSAR-CLTB (0607-082907)